Acquisition (Tables)	12 Months Ended
Dec. 31, 2012
Estimated Fair Values of Assets Acquired at Acquisition Date

The purchase is being treated as a business combination for accounting purposes; the following table summarizes the estimated fair values of the assets acquired at the acquisition date (in thousands):

February 1, 2012
Computer equipment	$280
Perpetual license	3,250
Customer relationships	150

Total identifiable assets acquired	$3,680

Pro Forma Consolidated Statements of Income

The following represents our pro forma Consolidated Statements of Income as if HOPS had been included in our consolidated results for the years ending December 31, 2012 and 2011 ( in thousands, except for per share data):

	For the year ended December 31,
	2012	2011
Total revenue	$211,329	$164,230

Net income available to common shareholders	$18,751	$3,715

Earnings per share attributable to common shareholders
Basic	$0.43	$0.09

Diluted	$0.39	$0.08